STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
REVENUE	$ 0	$ 0
EXPENSES
Administrative fee - related party	46,669
General and administrative expenses	536,614	1,853
TOTAL EXPENSES	583,283	1,853
OTHER INCOME (EXPENSE)
Interest expense	(414)
Investment income from Trust Account	175,533
Transaction costs allocable to warrant liability	(2,344,508)
Change in fair value of derivative warrants	(16,889,088)
TOTAL OTHER EXPENSE	(19,058,477)
Net income (loss)	$ (19,641,760)	$ (1,853)
Class A Ordinary Shares
OTHER INCOME (EXPENSE)
Weighted average shares outstanding of ordinary shares	18,828,526
Basic and diluted net income (loss) per share	$ (0.52)
Class B Ordinary Shares
OTHER INCOME (EXPENSE)
Weighted average shares outstanding of ordinary shares	18,983,377	18,750,000
Basic and diluted net income (loss) per share	$ (0.52)	$ 0.00